Subsequent events	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

30	Subsequent events
As disclosed in note 23.4, the Group declared a dividend of $0.04 (€0.04) per share on February 25, 2025, which was paid on March 28, 2025.
The Group entered into a sale agreement to purchase property in Cape Town, South Africa to the value of R390.0 million (approximately €19.9 million), subject to registration by the Deeds Office. In order to finance this purchase, the Group entered into a facility agreement with FirstRand Bank Limited with a total facility amount of R320.0 million (approximately €16.4 million).